UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2021

MERIDA MERGER CORP. I

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, 18th Floor, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(917) 745-7085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock and one-half of one redeemable warrant	MCMJU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	MCMJ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MCMJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 29, 2021, Merida Merger Corp. I (“Merida”) held a special meeting of stockholders (“Meeting”). An aggregate of 13,095,256 shares of Merida’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of September 24, 2021, were represented in person or by proxy at the Meeting.

Merida’s stockholders voted on the following proposal at the Meeting, which was approved:

(1) Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend Merida’s amended and restated certificate of incorporation to extend the date by which Merida has to consummate a business combination from November 7, 2021 to December 31, 2021. The following is a tabulation of the votes with respect to this proposal, which was approved by Merida’s stockholders:

For	Against	Abstain	Broker Non-Votes
12,944,011	137,311	13,934	0

Holders of an aggregate of 1,389,867 shares of Merida’s common stock exercised their right to redeem their shares for an aggregate of approximately $13.9 million in cash.

Following the Meeting, Merida filed an amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. A copy of the amendment is attached hereto as Exhibit 3.1.

Additional Information and Where to Find It

As previously announced, Merida entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 9, 2021 and amended on September 8, 2021, by and among Merida, Merida Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of Merida, Merida Merger Sub II, LLC, a Washington limited liability company and wholly-owned subsidiary of Merida, and Leafly Holdings, Inc., a Washington corporation (“Leafly”). Pursuant to the Merger Agreement, among other things the parties will undertake the following transactions (collectively, the “Transactions”): (i) First Merger Sub will merge with and into Leafly, with Leafly surviving such merger (“First Merger”), and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, Leafly will merge with and into Second Merger Sub, with Second Merger Sub surviving such merger and being a wholly-owned subsidiary of Merida.

In connection with the Transactions, Merida has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (“Registration Statement”). Merida plans to mail the definitive proxy statement/prospectus/consent solicitation statement included in the Registration Statement to its stockholders in connection with the Transactions. INVESTORS AND SECURITYHOLDERS OF MERIDA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LEAFLY, MERIDA, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Registration Statement (when available) and other documents filed with the SEC by Merida through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Merida, Leafly, and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Merida in connection with the Transactions, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Merida’s directors and executive officers can also be found in Merida’s final prospectus dated November 4, 2019 and filed with the SEC on November 5, 2019. These documents are available free of charge as described above.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the exhibit filed herewith include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). Merida’s and Leafly’s actual results may differ from its expectations, estimates and projections and consequently, you should not place undue reliance on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Merida or Leafly management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (a) the risk that the benefits of the Transactions may not be realized; (b) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Merida’s securities; (c) the failure to satisfy the conditions to the consummation of the Transactions, including the failure of Merida’s stockholders to approve and adopt the Merger Agreement or the failure of Merida to satisfy the Minimum Cash Condition (as defined in the Merger Agreement) following redemptions by its stockholders; (d) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (e) the outcome of any legal proceedings that may be initiated following announcement of the Transactions; (f) the combined company’s continued listing on Nasdaq; (g) the risk that the proposed transaction disrupts current plans and operations of Leafly as a result of the announcement and consummation of the Transactions; (h) costs related to the Transactions; changes in applicable laws or regulations; (i) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (j) the impact of COVID-19 or other adverse public health developments; and (k) other risks and uncertainties that will be detailed in the Registration Statement and as indicated from time to time in Merida’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Merida and Leafly caution that the foregoing list of factors is not exclusive. Merida and Leafly caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Merida nor Leafly undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Disclaimer

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and does not constitute an offer to sell, buy, or exchange or the solicitation of an offer to sell, buy, or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Amendment to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021	MERIDA MERGER CORP. I

	By:	/s/ Peter Lee
Peter Lee
President and Chief Financial Officer

4